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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 16, 2002


                        Dover Downs Entertainment, Inc.
             (Exact name of registrant as specified in its charter)

                         Commission File Number 1-11929


                    Delaware                               51-0357525
(State or other jurisdiction of incorporation) (IRS Employer Identification No.)

                             1131 N. DuPont Highway
                           Dover, Delaware                 19901
             (Address of principal executive offices)   (Zip Code)

       Registrant's telephone number, including area code (306) 674-4600

         (Former name or former address, if changed since last report)
                                      N/A
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Item 5.  Other Events.

Introduction
------------

Dover Downs Entertainment, Inc. ("DVD") is filing this Form 8-K concurrently with the filing of a Registration Statement on Form 10 by its wholly-owned subsidiary, Dover Downs Gaming & Entertainment, Inc. ("Gaming & Entertainment"), with the Securities and Exchange Commission ("SEC") in connection with DVD's previously announced intention to spin-off Dover Downs, Inc., the gaming business of DVD, to DVD stockholders by contributing 100 percent of the issued and outstanding common stock of Dover Downs, Inc. to Gaming & Entertainment, and then distributing all of the capital stock of Gaming & Entertainment to DVD stockholders.

Yesterday evening, on January 15, 2002, the board of directors of DVD formally approved the spin-off, subject to the completion of certain conditions precedent discussed below. The record date and the effective date remain to be established.

Background and Reasons For the Spin-Off
---------------------------------------

     The DVD board of directors determined that the spin-off is in the best interests of DVD and its stockholders because following the spin-off the two independent companies will be better positioned to adopt strategies and pursue objectives appropriate to their respective needs. The gaming business and the motorsports business each have different operating objectives and growth opportunities. By separating the operations, DVD and Gaming & Entertainment can each focus its attention and financial resources on its own core business and on exploring and implementing the most appropriate business opportunities and strategies.

     The expected benefits of the spin-off include:

     . providing each company access to capital markets independently without the capital resource allocation issues present within the combined DVD;

     . providing stock-based acquisition currency particular to each of the companies;

     . providing each company's management the ability to focus their efforts and financial resources on their respective core business;

     . providing each company the ability to develop employee compensation and benefit programs more appropriate to its individual operations, including stock-based and other incentive programs that reward employees of each company based on the success of the individual company's operations;

     . enabling investors to make investment decisions based on the separate operations of the companies; and

     .   maximizing stockholder value over the long-term for both companies.

Mechanics of the Spin-Off
-------------------------

     DVD will accomplish the spin-off by distributing 100 percent of the shares of Gaming & Entertainment common stock and Class A common stock to DVD's stockholders. On January 15, 2002, the DVD board of directors formally approved the distribution, subject to the completion of certain

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conditions precedent. The record date and the effective date remain to be established. Each DVD stockholder as of the close of business on the record date will automatically participate in the spin-off. On the spin-off date, those DVD stockholders will each receive 0.7 shares of Gaming & Entertainment common stock for each share of DVD common stock held as of the record date and 0.7 shares of Gaming & Entertainment Class A common stock for each share of DVD Class A common stock held as of the record date. Each share of common stock or Class A common stock distributed will be accompanied by one stock purchase right. DVD and Gaming & Entertainment expect that the spin-off will take place in the first quarter of 2002, although completion of the spin-off is contingent upon the satisfaction of certain conditions described in the Agreement Regarding Distribution and Plan of Reorganization discussed below.

     No DVD stockholder will be required to pay cash or other consideration for any shares of Gaming & Entertainment common stock or Class A common stock received in the spin-off, or to surrender or exchange shares of DVD common stock or Class A common stock to receive Gaming & Entertainment common stock or Class A common stock.

     After the spin-off, Gaming & Entertainment will be an independent public company. The number and identity of stockholders of Gaming & Entertainment immediately after the spin-off generally will be the same as the number and identity of stockholders of DVD immediately prior to the spin-off. The actual number of shares of Gaming & Entertainment common stock and Class A common stock to be distributed will be determined as of the record date. The spin-off will not affect the number of outstanding shares of DVD common stock or Class A common stock or the rights of DVD stockholders.

     As of December 31, 2001, Dover Downs, Inc. had an approximately $8 million intercompany payable owed by it to DVD. In connection with the spin-off, DVD, as the 100% owner of Gaming & Entertainment, prior to the spin-off, will cancel this receivable. The amount of the receivable may fluctuate prior to the spin-off because DVD is the borrower under the credit facility which it maintains for the benefit of all of its subsidiaries, including Dover Downs, Inc., and centralized cash management and allocation of general and administrative expenses will continue until the spin-off. The receivable is being cancelled in connection with the spin-off because it will not be repaid. DVD has always recorded cash transfers to and from each of its subsidiaries as intercompany balances rather than recording them as dividends or cash contributions. Once Gaming & Entertainment is separated from DVD, DVD will no longer provide a treasury function to Gaming & Entertainment and there will be no further need for the intercompany account to monitor cash transfers. As described below, a separate credit facility will be established and maintained by Gaming & Entertainment.

     DVD's existing credit facility is guaranteed by Dover Downs, Inc. and all of its other subsidiaries. As of December 31, 2001, $110.6 million was outstanding. At the spin-off, DVD's existing credit facility will be replaced with a new facility which does not include Dover Downs, Inc. DVD is presently negotiating the terms of this new credit facility. Gaming & Entertainment has established a stand alone $55 million credit facility and, on the effective date of the spin-off, $39 million of the amount outstanding under the existing DVD credit facility will be paid down through this new Gaming & Entertainment credit facility. The balance of DVD's existing credit facility will remain a liability of DVD.

Relationship Between DVD and Gaming & Entertainment After the Spin-Off
-----------------------------------------------------------------------

     The relationship between DVD and Gaming & Entertainment after the spin-off will be governed by the Agreement Regarding Distribution and Plan of Reorganization and other agreements which have been entered into in connection with the spin-off. A description of the material provisions of each of these agreements is presented below. You should also refer to the actual agreements, copies of which are included as exhibits to this Form 8-K. These agreements are intended to facilitate the separation of

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DVD's gaming business from its motorsports business and the operation of DVD and
Gaming & Entertainment as separate companies following the spin-off.

Agreement Regarding Distribution And Plan Of Reorganization.

     DVD has entered into an Agreement Regarding Distribution and Plan of Reorganization with Gaming & Entertainment. This agreement sets forth the principal corporate transactions required to effect the separation of the gaming business from the motorsports business, the continuation of the gaming business following such separation, including the allocation between DVD and Gaming & Entertainment of certain assets and liabilities, and the distribution of shares of Gaming & Entertainment common stock and Class A common stock. After the spin-off, all assets and liabilities relating to the gaming business shall be owned and assumed by Gaming & Entertainment or its subsidiaries, and all assets and liabilities relating to the motorsports business shall be owned and assumed by DVD or its subsidiaries.

     DVD and Gaming & Entertainment will complete the spin-off after the satisfaction or waiver of all of the conditions to the spin-off, as determined by DVD's board of directors in its sole discretion. The conditions include:

     . the continued effectiveness of the IRS letter ruling received by DVD to the effect that for federal income tax purposes the spin-off will be tax-free to DVD and its stockholders under Section 355 of the Internal Revenue Code such that the spin-off will not result in recognition of any income, gain or loss for federal income tax purposes to DVD or its stockholders, except for cash received in lieu of fractional shares;

     .   the receipt of all necessary regulatory approvals;

     . the effectiveness of the Form 10 registration statement filed by Gaming & Entertainment;

     . the continued listing of DVD common stock on the NYSE or such other exchange or quotation system as the DVD board of directors deems appropriate;

     . the approval for listing of Gaming & Entertainment common stock on the NYSE, subject to official notice of issuance, or such other exchange or quotation system as the Gaming & Entertainment board of directors deems appropriate;

     . the absence of any order, injunction or decree issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the completion of the distribution; and

     . DVD shall have entered into an acceptable replacement credit facility which does not include Dover Downs, Inc.

     Although DVD may waive the conditions described above to the extent permitted by law, DVD's board of directors presently has no intention of proceeding with the spin-off unless each of these conditions is satisfied.

     Releases and Indemnification. The distribution agreement provides for indemnification against and a full and complete release and discharge of all liabilities arising from or due to a failure by either DVD, Gaming & Entertainment or any affiliated parties to pay, perform, or discharge any liabilities accepted by one party from the other party in connection with the separation, any untrue or misleading statement by a party in any Form 10 registration statement or information statement prepared in accordance with

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Regulation 14C, or any litigation arising from the parties' corporate affiliation prior to the separation and not as a result of or attributable to the indemnified party's fault or participation.

     Expenses.   Prior to the effective time of the spin-off, all fees, costs and expenses incurred by either party, or by all counsel, accountants, and financial and other advisors, in connection with the separation and distribution will be paid by DVD and all such costs incurred at or after the effective time shall be paid by the party incurring such costs. Also, DVD will pay all the fees, costs and expenses associated with obtaining the IRS letter ruling and the preparation, printing and filing of the Form 10 registration statement and accompanying information statement.

Transition Support Services Agreement.

     In connection with the spin-off, DVD and Gaming & Entertainment have entered into a Transition Support Services Agreement. Under this agreement, each of DVD and Gaming & Entertainment will agree to provide the other with certain requested administrative and operational services. Each party will provide these services until terminated by the party receiving the service or by the party providing the service after the expiration of a one (1) year transition period. The party receiving the services will be required to pay for them within 30 business days after receipt of an invoice for such services at rates agreed upon by DVD and Gaming & Entertainment. Both DVD and Gaming & Entertainment shall indemnify each other for any liabilities to which they become subject as a result of furnishing or failing to furnish the services provided for in this agreement.

Employee Benefits Agreement.

     In connection with the spin-off, Gaming & Entertainment and DVD have entered into an Employee Benefits Agreement that will provide for the transition from employee benefits under plans or programs sponsored by DVD for its employees to employee benefits under plans or programs sponsored by Gaming & Entertainment for those employees who will become employed by Gaming & Entertainment (or remain employed by Dover Downs, Inc.) following the completion of the spin-off. Under this agreement, each party is expected to establish and/or maintain separate welfare and retirement benefits, such as medical, life insurance and disability plans, a 401(k) plan, a defined benefit pension plan, and policies covering vacations, holidays and sick leave.

     In connection with the spin-off and pursuant to the terms of the Employee Benefits Agreement, DVD will transfer to Gaming & Entertainment the assets and liabilities associated with DVD's defined benefit pension plan and the 401(k) plan currently sponsored by DVD with respect to employees who become employees of Gaming & Entertainment (or remain employed by Dover Downs, Inc.) after the spin-off.

Tax Sharing Agreement.

     After the spin-off, Gaming & Entertainment will no longer be included in DVD's consolidated group for U.S. federal income tax purposes. Gaming & Entertainment has entered into a Tax Sharing Agreement with DVD to reflect its separation from DVD with respect to tax matters. The primary purpose of such agreement is to reflect each party's rights and obligations relating to payments and refunds of taxes that are attributable to periods beginning before and including the date of the spin-off and any taxes resulting from transactions effected in connection with the spin-off. With respect to any period ending on or before the spin-off or any tax period in which the spin-off occurs, DVD will:

     . continue to be the sole and exclusive agent for Gaming & Entertainment in all matters relating to the income, franchise, property, sales and use tax liabilities of Gaming & Entertainment;

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     .   subject to Gaming & Entertainment's obligation to pay for items relating to its gaming business, bear any costs relating to tax audits, including tax assessments and any related interest and penalties and any legal, litigation, accounting or consulting expenses;

     . continue to have the sole and exclusive responsibility for the preparation and filing of consolidated federal and combined state income tax returns; and

     . subject to the right and authority of Gaming & Entertainment to direct DVD in the defense or prosecution of the portion of a tax contest directly and exclusively related to any Gaming & Entertainment tax adjustment, generally have the powers, in DVD's sole discretion, to contest or compromise any claim or refund on Gaming & Entertainment's behalf.

     The agreement will provide for payments between the two companies to reflect tax liabilities that may arise before, after and because of the spin-off. It will also cover the handling of audits, settlements, elections, accounting methods and return filings in cases where both companies have an interest in the results of these activities.

     For periods during which Gaming & Entertainment is included in DVD's consolidated federal income tax return or state combined or unitary tax returns which will include the tax periods ending on or before the spin-off, Gaming & Entertainment will be required to pay an amount of income tax equal to the tax liability attributable to Gaming & Entertainment. Gaming & Entertainment will also be responsible for its own tax liabilities that are not determined on a combined basis with DVD.

     Gaming & Entertainment will cease to be a member of DVD's federal consolidated group on the date of the spin-off. Each corporation that is a member of a consolidated group during any portion of the group's tax year is jointly and severally liable for the federal income tax liability of the group for that year. While the agreement allocates tax liabilities between Gaming & Entertainment and DVD during the periods ending on or before the spin-off in which Gaming & Entertainment is included in DVD's consolidated group, Gaming & Entertainment could be liable in the event federal tax liability allocated to DVD is incurred, but not paid, by DVD or any other member of DVD's consolidated group for DVD's tax years that include such periods. In such event, Gaming & Entertainment may be entitled to seek indemnification from DVD in accordance with the agreement.

     Even if the spin-off qualifies as a tax-free distribution to DVD stockholders, a corporate tax could also be payable in accordance with Section 355(e) if one or more persons acquire 50 percent or more, by vote or value, of the capital stock of DVD or Gaming & Entertainment as part of a plan or series of related transactions that include the spin-off. There is a presumption that any stock acquisition or issuance that occurs within two years before or after the spin-off is part of a plan related to the spin-off. If this change-in-control occurs, and DVD or Gaming & Entertainment were unable to disprove or rebut the presumption, DVD would recognize a gain, if any, on the shares of Gaming & Entertainment's common stock that it distributes in the spin-off.

     To minimize this and other risks, Gaming & Entertainment will agree with DVD to refrain from engaging in specified transactions unless:

     . a ruling from the IRS is received to the effect that the proposed transaction will not result in the spin-off being taxable to DVD or its stockholders; or

     . an opinion of counsel recognized as an expert in federal income tax matters and designated by DVD is received to the same effect and is satisfactory to DVD in its sole and absolute discretion.

                                      -6-
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     Transactions that may be affected by these restrictions relating to an acquisition of a 50 percent or greater interest and other restrictions required to preserve the tax-free nature of the spin-off include:

     .   a liquidation;

     .   a merger or consolidation with, or acquisition by, another company;

     . issuances and redemptions of shares of Gaming & Entertainment common stock;

     .   the exercise of stock options;

     . the sale, distribution or other disposition of assets in a manner that would adversely affect the tax consequences of the spin-off; and

     .   the discontinuation of material businesses.

     Other transactions could also jeopardize the tax-free nature of the spin-off.

     The agreement will allocate responsibility for the possible corporate-level income tax burden resulting from the spin-off, as well as other tax items. If the spin-off is taxable under Code Section 355(e) as a result of a 50 percent acquisition, then the resulting corporate-level income tax burden will be borne by that entity, either Gaming & Entertainment or DVD, with respect to which the 50 percent acquisition has occurred. Similarly, if the spin-off is taxable due to any other action taken by Gaming & Entertainment or DVD that is inconsistent with the factual representations on which the IRS letter ruling is based, the entity taking that action will be responsible for the resulting corporate-level income tax liability. Any corporate-level income tax liability that results from the spin-off, but which is not due to either a 50 percent acquisition or any action taken by either party that is inconsistent with the IRS letter ruling, will be shared equally by Gaming & Entertainment and DVD.

Real Property Agreement.

     In connection with the spin-off, DVD and Gaming & Entertainment have entered into a Real Property Agreement which governs:

     . certain real property transfers to ensure that the real property holdings of DVD and Gaming & Entertainment are more closely aligned with their historical uses and business needs;

     . DVD's use of certain indoor grandstands office space and parking space owned by Gaming & Entertainment;

     .   Gaming & Entertainment's use of certain harness track facilities; and

     . certain cross easements relative to access and utilities at DVD's Dover, Delaware facility.

     See also, "Business--Properties."

Management
----------

The only changes to the directors and officers of DVD as a result of the spin-off will be the resignation of Edward J. Sutor, Executive Vice President of DVD. After the spin-off, Mr. Sutor will work exclusively for Gaming & Entertainment as its Executive Vice President and Chief Operating Officer. After the spin-

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off, Messrs. Denis McGlynn, Timothy R. Horne, Klaus M. Belohoubek and Robert M.
Comollo, DVD's Chief Executive Officer, Chief Financial Officer, Chief Legal Officer and Treasurer, respectively, will become dual employees of both DVD and Gaming & Entertainment and split their time among the two companies. Henry B. Tippie will be Chairman of the Board of both companies.

Additional Information
----------------------

Additional information concerning Gaming & Entertainment and the spin-off is contained in Gaming & Entertainment's Registration Statement on Form 10 (Commission File No. 1-16791) filed with the Securities and Exchange Commission on January 16, 2002.

The foregoing description of the terms of the spin-off is qualified in its entirety by reference to the agreements attached hereto and incorporated herein by reference.

Forward-Looking Statements
--------------------------

     Please carefully consider and evaluate all of the information provided in this information statement, including the risk factors described in more detail under "Risk Factors" above. In addition to historical information, this information statement includes forward-looking statements within the meaning of
Section 21E of the Securities Exchange Act of 1934, as amended, relating to our financial condition, profitability, liquidity, resources, business outlook, proposed acquisitions, market forces, corporate strategies, consumer preferences, contractual commitments, legal matters, capital requirements and other matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. To comply with the terms of the safe harbor, we note that a variety of factors could cause our actual results and experience to differ substantially from the anticipated results or other expectations expressed in our forward-looking statements. When words and expressions such as: "believes," "expects," "anticipates," "estimates," "plans," "intends," "objectives," "goals," "aims," "projects," "forecasts," "possible," "seeks," "may," "could," "should," "might," "likely," "enable," or similar words or expressions are used in this document, as well as statements containing phrases such as "in our view," "there can be no assurance," "although no assurance can be given," or "there is no way to anticipate with certainty," forward-looking statements are being made.

     Various risks and uncertainties may affect the operation, performance, development and results of our business and could cause future outcomes to differ materially from those set forth in our forward-looking statements, including the following factors:

     .   success of or changes in our growth strategies;

     . our ability to maintain successful relationships with NASCAR and other race event sanctioning bodies, advertisers and sponsors, the broadcast media, and the communities adjacent to our facilities;

     . our successful development and potential acquisition of new fixed facilities, such as Nashville Superspeedway, and new street venues, such as the Grand Prix of Denver;

     .   anticipated trends in the motorsports industry;

     .   patron demographics;

     . general market and economic conditions, including consumer and corporate spending sentiment;

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     .   our ability to finance future business requirements;

     .   our ability to effectively compete in the marketplace;

     . the availability of adequate levels of insurance for a potentially dangerous sport;

     . our ability to successfully integrate acquired companies and businesses;

     .   management retention and development;

     .   changes in Federal, state, and local laws and regulations; and

     . the effect of weather conditions or travel on attendance at our facilities;

     .   military or other government actions; and

     .   national or local catastrophic events.

     We undertake no obligation to publicly update or revise any forward-looking statements as a result of future developments, events or conditions. New risk factors emerge from time to time and it is not possible for us to predict all such risk factors, nor can we assess the impact of all such risk factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ significantly from those forecast in any forward-looking statements. Given these risks and uncertainties, stockholders should not overly rely or attach undue weight to our forward-looking statements as an indication of our actual future results.


Item 7.  Financial Statements and Exhibits

(c)  Exhibits

Exhibit
-------
Number     Description
------     -----------

 2.1 Agreement Regarding Distribution and Plan of Reorganization, dated January 15, 2002, by and between Dover Downs Entertainment, Inc. and Dover Downs Gaming & Entertainment, Inc.

 10.1 Employee Benefits Agreement, dated January 15, 2002, by and between Dover Downs Entertainment, Inc. and Dover Downs Gaming & Entertainment, Inc.

 10.2 Transition Support Services Agreement, dated January 15, 2002, by and between Dover Downs Entertainment, Inc. and Dover Downs Gaming & Entertainment, Inc.

 10.3 Tax Sharing Agreement, dated January 15, 2002, by and between Dover Downs Entertainment, Inc. and Dover Downs Gaming & Entertainment, Inc.

 10.4 Real Property Agreement dated January 15, 2002, by and between Dover Downs Entertainment, Inc. and Dover Downs Gaming & Entertainment, Inc.

 10.5 Credit Agreement between Dover Downs Gaming & Entertainment, Inc. and Wilmington Trust Company dated as of January 15, 2002.

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                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    Dover Downs Entertainment, Inc.


                    /s/  Denis McGlynn
                    ------------------------------------------
                    Denis McGlynn
                    President and Chief Executive Officer

Dated:     January 16, 2002


INDEX TO EXHIBITS

Exhibit
-------
Number     Description
------     -----------

 2.1 Agreement Regarding Distribution and Plan of Reorganization, dated January 15, 2002, by and between Dover Downs Entertainment, Inc. and Dover Downs Gaming & Entertainment, Inc.

 10.1 Employee Benefits Agreement, dated January 15, 2002, by and between Dover Downs Entertainment, Inc. and Dover Downs Gaming & Entertainment, Inc.

 10.2 Transition Support Services Agreement, dated January 15, 2002, by and between Dover Downs Entertainment, Inc. and Dover Downs Gaming & Entertainment, Inc.

 10.3 Tax Sharing Agreement, dated January 15, 2002, by and between Dover Downs Entertainment, Inc. and Dover Downs Gaming & Entertainment, Inc.

 10.4 Real Property Agreement dated January 15, 2002, by and between Dover Downs Entertainment, Inc. and Dover Downs Gaming & Entertainment, Inc.

 10.5 Credit Agreement between Dover Downs Gaming & Entertainment, Inc. and Wilmington Trust Company dated as of January 15, 2002.

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